EXHIBIT 10.9

                            SEMICAR TECHNOLOGY CORP.
             2F, No. 218, SEC 3, TA-TUNG ROAD, SHIJR, TAIPEI, TAIWAN
                   Tel. +886 2-2648.2046 Fax: +886-2-2648.2083
         Email: semtech@ms24.hinet.net Web Site: http://www.semdicar.com

                                                             Date: Mar. 14, 2000

                                CERTFICATED FORM

               (Expiry period: 180 days since the date of issued)

To:      RocTech (HK) Ltd.
         35th Floor, Central Plaza
         18 Harbour Road, Hong Kong

Attn:    Mr. Patrick Rocillo

Subject: To our portable hands-free
         Model #HP-7110-JS/J80/N Series

This is to certify that the above mentioned model is an open model. In case we would granted any exclusive agreement with our other customers in future in other countries, it would not affect the purchase right of RocTech (HK) Ltd.

Roc Tech (HK) Ltd. is authorized to purchase the above mentioned model through Semdicar Technology Corp. directly.

Should you have any further inquiry, please feel free to contact with our office.

Best regards,

Semdicar Technology Corp.

For and on behalf of
Semdicar Technology Corporation
/s/ authorized signature
-------------------------------
Authorized Signature


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